UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 30, 2005

Lucent Technologies Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-11639	22-3408857
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Mountain Avenue, Murray Hill , New Jersey		07974
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	908-582-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2005, Lucent Technologies Inc. ("Lucent") entered into an external manufacturing services agreement (the "Agreement") with Celestica Corporation ("Celestica"). Under the Agreement, Celestica has the exclusive right to manufacture and provide Lucent's requirements for most of its existing wireless products which Lucent integrates and tests before delivery to its customers. For new wireless products, except in limited cases, Celestica also has an exclusive right to manufacture them. The Agreement is for a minimum of three years, with no right to terminate for convenience.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lucent Technologies Inc.

October 5, 2005	By:	/s/ Michael C. Keefe

Name: Michael C. Keefe
Title: Law Vice President, Corporate and Assistant Secretary